SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

               Date of Report - April 4, 2003

                     TOWER BANCORP, INC.
                     -------------------
   (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)            Number)
Identification
incorporation)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                             N/A
----------------------------------------------------------

(Former name or former address, if changed since last report)






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

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On April 4, 2003, Tower Bancorp, Inc. issued a news release announcing earnings for the first quarter ended March 31, 2003. The news release is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated April 4, 2003, of Tower Bancorp,
                 Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

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          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  April 4, 2003         /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer






























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                        EXHIBIT INDEX


                                                Page Number
                                                In Manually
 Exhibit                                          Signed
Original

   99   News Release, dated April 4, 2003,
          of Tower Bancorp, Inc.                     5


































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


                                              Exhibit 99





                              FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137


            TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA April 4, 2003 - Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports earnings of $ 1,406,194 or earnings per share of $ .81 for the quarter ended March 31, 2003. This represents a 3% decrease over earnings from the first quarter of 2002. Return on Equity and Return on Assets were 17.25% and 2.20%, respectively, for the first quarter of 2003.

     As of March 31, 2003, total assets stood at $ 258,661,000, an increase of 2% or $ 5,619,000 over first quarter-end totals for 2002.  Total loans reached
$ 187,259,000, an increase of $ 8,426,000 or 5%.  Total
deposits were $ 194,672,000, an increase of $ 14,221,000 or 8%.

     The above figures are based on unaudited financial
statements.  The First National Bank of Greencastle operates eight offices in Greencastle, Chambersburg, Shady Grove,
Quincy, Laurich Estates, Mercersburg, Waynesboro, and
Maugansville areas.
                             ###

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